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                SMITH BARNEY PREMIER SELECTIONS LARGE CAP FUND

                       Supplement dated February 6, 2003
                                      to
                       Prospectus dated August 28, 2002

   The second and third paragraphs on page 29 of the prospectus under the Management section are deleted and replaced with the following:

   On February 6, 2003, John B. Cunningham assumed responsibility for the day-to-day management of the Value segment of the Large Cap Fund. Mr. Cunningham is an investment officer of the Manager and he is also a managing director of Salomon Smith Barney and of Salomon Brothers Asset Management Inc, both affiliates of the Manager. Mr. Cunningham has 13 years of financial securities experience.



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